IMMUNICON

Cellular Information for Better Healthcare

Management Presentation

May 2005

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management's current views and opinions as to the status of the Company's products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company's filings with the SEC.

SECTION 1

Company Overview

Circulating Tumor Cells (CTCs) in Cancer Diagnostics

ABC World News Tonight 8/18/04


BREAST CANCER
IN THE U.S.
2004
215,990
women diagnosed
with invasive cancer
Source: American Cancer
Society
abc

IMMUNICON

Company Overview

Immunicon develops and is commercializing products for rare cell analysis with an initial focus in cancer:

- All FDA clearances for initial products received
- IVD commercialization in progress
- Strategic alliance with Johnson & Johnson in cancer
- Large market opportunities:
  - Cancer
  - Other fields of medicine
  - Life science research
- Continuing value-drivers and catalysts

The Problem


Select and Monitor Therapy in Metastatic Disease
Risk Assessment and Early Detection
Revolutionary Cancer Diagnostics
Diagnosis, Staging and Selection of Primary Therapy
Monitor Effectiveness of Post-Surgical Therapy and Recurrence

IMMUNICON

SECTION 2

Technology and Products

“Real-Time Biopsy” Using a Blood Sample


Primary Tumor
Neovascularization and angiogenesis
Tumor cell entering circulation

Circulating Tumor Cells (CTCs) and Associated Markers:

Count →	Assess Prognosis Direct Therapy Monitor Disease
Phenotype & Genotype →	Diagnose Specify Therapy
Determine Presence →	Risk Assessment for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells = **pan-carcinoma** capability

IMMUNICON

CellTracks® Technology


cellsave
preservative tube
CellSearch
Kits & Markers
celltracks
autoprep system
Nucleic
Acid/Protein
Analyses
cellspotter
analyzer
celltracks
MagNest
celltracks
analyzer II

A New Paradigm for Cancer Disease Management

Current standard:
Radiologist measures changes in lesions on a CT scan to assess tumor burden increase/decrease



Subjective and semi-quantitative

Potential future standard:
Number and/or makeup of CTCs better reflects efficacy of treatment


Primary
Tumor
Neovascularization
and angiogenesis
Tumor cell
entering circulation

Objective and quantitative

NEJM 8/19/04: CTCs Predict Survival


Before initiation of therapy
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
%Probability of Survival
<5 CTCs
(N=90)
>18 months
10.1 months
>5 CTCs
(N=87)
N=177
Logrank < 0.0001
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80
Time from start of therapy (Weeks)

IMMUNICON

NEJM 8/19/04: CTCs Predict Survival at 1st Follow-Up



~4 weeks after initiation of therapy
%Probability of Survival
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
<5 CTCs
(N=114)
>18 Months
7.0 months
>5 CTCs
(N=49)
N=163
Logrank < 0.0001
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80
Time from 1st Follow-Up (Weeks)

IMMUNICON

NEBJM 8/19/04: Proven Clinical Utility

- Current measures to determine if therapy is effective are inadequate
- CTCs are an independent prognostic indicator of favorable & unfavorable outcomes (PFS and OS)
- When elevated, CTCs predict short PFS and OS and may indicate patient is on a futile therapy
- Further data to be presented at 2005 ASCO

New FDA Classification

Classification received through "de novo" process:

- Simplifies/shortens regulatory timelines (510(k) process)
- Written into Code of Federal Regulations (866.6020)
- FDA "special controls" guidance document issued
- Creates a significant barrier to entry

FDA cleared labeling:

- The presence of CTC[s] in the peripheral blood, as detected by the CellSearch™ Circulating Tumor Cell Kit, is associated with **decreased progression free survival and decreased overall survival** in patients treated for metastatic breast cancer.

"Real-Time Biopsy" from a Blood Sample

Enables selection of targeted therapies



Taxol
Herceptin
225
200
175
150
125
100
75
50
25
0
CTC Count / 7.5ml Blood
Her2 +++
Her2 ++
Her2 +
Her2 -
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Time (weeks) →

IntJOncol 21: 1111-1118, 2002

Summary of additional key clinical/scientific findings

- Breast Cancer
  - "Bone only" disease data encouraging (2005 ASCO)
  - CTCs predict outcome during therapy (2005 ASCO)
  - CTCs a stronger predictor of outcome than imaging
- Colorectal Cancer
  - Planned interim analysis encouraging
  - ~400 patient labeling study in progress (>50% enrolled)
- Prostate Cancer
  - Research showed correlation between CTCs and outcome
  - ~200 patient labeling study in progress (>30% enrolled)
- Other
  - CTCs present in many metastatic carcinomas (2004 CCR)
  - Gene expression profiling on CTCs shown (2005 AACR)
  - CECs are elevated in cancer patients (2005 AACR)

Completed Modular System

Low incremental cost to add new applications


Reagent Kits
Sample Collection and Preservation
Sample Preparation
Sample Presentation
Sample Analysis
Reports
Processed Samples for Off-Line Analyses

IMMUNICON

Many Product Opportunities

- **Potential follow-on CTC applications**
  - Other carcinomas – colorectal, prostate, other…
  - Other settings – diagnosis, recurrence, risk assessment,…
  - Nucleic acid and protein markers
- **Endothelial cells**
  - Cancer – angiogenesis
  - Cardiovascular, autoimmune,…
- **Infectious diseases**
- **Simple cell counting technology – EasyCount System**

Circulating Endothelial Cells (CECs)

CECs are implicated in cancer, cardiovascular disease, and many other diseases and conditions



CECs detected by Immunicon system

SECTION 3

Commercialization

Significant Market Opportunity

Overall U.S. Market

- Cancer is the second leading killer
  - Prevalence: 8.9 million survivors
  - Incidence: 1.3 million new diagnoses p.a.
  - Mortality: 500,000 deaths p.a.
- ~86% of all cancers are carcinomas (solid tumors)
  - CellSearch™ System is "pan-carcinoma"

Cancer Facts and Figures 2003, American Cancer Society

IMMUNICON

Significant Market Opportunity

Cancer	Metastatic Pool
Breast	78,809
Colorectal	71,136
Prostate	60,449
Other Carcinomas*	304,462
	=======
Total	514,856

** Includes melanoma*

Cancer Facts and Figures 2004, American Cancer Society

Strategic Alliance in Cancer with Johnson & Johnson

Key elements:

- Immunicon develops and manufactures
- J&J finishes, sells and services
- Revenue shared (~30% to IMMC on reagents)
- Access to J&J technology, expertise and distribution
- Large equity investment by J&J Development Corp.

Selling the Benefits – Product Positioning

Blood test

- Predictive = real impact in oncology
- "Real-time biopsy" = real-time medicine
- Minimally invasive
- Convenient and cost-effective

Fully integrated system

Automation and standardization

Sales and Marketing Strategy

VERIDEX LLC

a Johnson-Johnson company


Pathologists
Surgeons
Oncologists

Johnson & Johnson

IMMUNICON

SECTION 4

Financial Overview and Milestones

Attractive Business Model

Everybody wins

- List price for instrument system = $120,000
- List price to lab for CTC test = $175.00
- Fast payback for the hospital/reference lab
- High revenue/margins for J&J and Immunicon
- Cost effective for the patient/healthcare system

Key Drivers for Reimbursement

- Clinical data to support improved patient outcomes
- Johnson & Johnson responsibility
- CPT codes available for reimbursement now

Financial Summary (quarter ended 3/31/05)

- 24 complete systems shipped cumulatively
  - 26 CellTracks AutoPrep Systems and 25 CellSpotter Analyzers
  - Reference labs, hospitals, CRO, major Pharma
  - Quest (USA) and SRL (Japan) are reference labs
  - Reference labs are multi-placement opportunities
  - Systems in the USA, Europe and Japan
- Total revenue in quarter of $0.9 million
- $47.4 million cash/equivalents
- Substantial debt/lease capacity
- Improved cash "burn" guidance ($32-35 million in 2005)

Milestones Achieved

◆ Publication in ***New England Journal of Medicine***	Q3/04
◆ U.S. *in vitro* diagnostic (IVD) launch	Q3/04
◆ Announced deal with Quest Diagnostics	Q3/04
◆ Shipped units to Europe and Japan (RUO)	Q2&Q3/04
◆ Positive data in "bone only" breast cancer	Q4/04
◆ Positive interim data in colorectal cancer	Q4/04
◆ Commenced clinical trial in prostate cancer	Q4/04
◆ Publication in JCO on CTCs in 1st line Rx	Q1/05
◆ 510(k) clearance for CellTracks Analyzer II	Q1/05
◆ New scientific data -- 2005 AACR/*Urology*	Q2/05

Near-term Milestones

♦ Several oral/poster presentations at ASCO	May 05
♦ Launch CellTracks Analyzer II	Q2/05
♦ Circulating Endothelial Cells (CECs)	
– Clinical research studies	In progress
– RUO commercialization	In progress
♦ 510(k) for new data in breast cancer	H2/05

Investment Highlights

- Address unmet medical needs in large markets, starting with cancer
- Strategic partnership in cancer with Johnson & Johnson
- Commercialization process well underway
  - Compelling clinical data – more on the way!
  - FDA clearances received/passed inspection
  - ISO 13485:2003 certification received
  - J&J executing sales plan
- Multiple applications for current products and technologies
  - Unique, high value-added commercial platforms
  - Low incremental investment to develop future products
- Extensive intellectual property position
- Near-term value-drivers and catalysts

Contact Information

IMMUNICON

3401 Masons Mill Road, Suite 100
Huntingdon Valley, Pennsylvania 19006
phone 215.830.0777
fax 215.830.0751
www.immunicon.com